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                                                                   EXHIBIT 10.4

                                PROMISSORY NOTE

$135,900.00                                                San Jose, California

                                                               October 22, 1996

        FOR VALUE RECEIVED, MICHAEL McNAMARA ("Borrower"), intending to be legally bound hereby, promises to pay to FLEXTRONICS INTERNATIONAL USA, INC. a California corporation ("Payee") at such place as Payee may from time to time direct, the principal sum of One Hundred Thirty Five Thousand Nine Hundred United States Dollars ($135,900.00) on October 22, 2001 (the "Maturity Date").

        Interest shall accrue from the date hereof on the unpaid principal amount of this Note at a rate equal to the lesser of: (i) 7.0% compounded semi-annually or (ii) the maximum amount of interest permissible under California law until all of said principal is paid in full.

        Borrower shall have the right to prepay all or any portion of the amount outstanding hereunder at any time without penalty.

        If Borrower shall fail to pay the full principal amount of this Note and accrued interest thereon on the Payment Date, Payee shall be entitled to exercise its remedies under this NOTE or otherwise available to it at law or in equity. The remedies of Payee shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        In any action brought by Payee to enforce payment hereunder or to enforce or defend any provision hereof, Borrower agrees to reimburse Payee for all costs incurred in connection therewith, including attorneys' fees and disbursements.

        This Note shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Borrower intending to be legally bound hereby, has caused this Note to be executed by a duly authorized officer and duly attested as of the day and year first above written.


                                        /s/ Michael A. McNamara
                                        ------------------------------------
                                        MICHAEL A. McNAMARA


For and behalf of
FLEXTRONICS INTERNATIONAL USA, INC.


/s/ Michael Marks
--------------------------------
Michael Marks